ELECTION BALLOT

Anderson Lease - Barton County, Kansas

THIS FORM MUST BE COMPLETED AND RETURNED

LEASE NAME(S):

Anderson Lease
N/4 SECTION 28, TOWNSHIP 20 SOUTH,
RANGE 12 WEST
Barton County, Kansas

The undersigned hereby makes the following election:

✓ **ELECT TO PARTICIPATE** in AFE # 640: Acquisition of Anderson Lease, Run Liner and Repair Casing Leak in Anderson #4 Well

________ **DO NOT ELECT TO PARTICIPATE** in AFE # 640: Acquisition of Anderson Lease, Run Liner and Repair Casing Leak in Anderson #4 Well

Signature indicates that Rockford Oil Corp. will participate in the above outlined AFE.

By: [signature]

Print Name: Kevin Murray

Company: Rockford Oil Corp

Title: President

Tax Identification Number: 45-4855224

Date: 8/30/12

Gross Working Interest: 15%

Please complete this form as soon as possible and fax a copy to **316-462-0708** or scan and email a copy to agraham@lassoenergy.com:

Lasso Energy LLC
P.O. Box 465
Chase, Kansas 67524
Phone: 620-259-4000
Fax: 316-462-0708
E-Mail: agraham@lassoenergy.com

If you have any questions please call Alisha Graham at (620) 259-4000.

ELECTION BALLOT

Asmussen Lease - Stafford County, Kansas

THIS FORM MUST BE COMPLETED AND RETURNED

LEASE NAME(S):

Asmussen Lease
W/2 SE/4, EXCEPT THE SE/4 SW/4 SE/4 OF SECTION 16, TOWNSHIP 29 SOUTH, RANGE 4 EAST (70 ACRES)
Butler County, Kansas

The undersigned hereby makes the following election:

__✓__ **ELECT TO PARTICIPATE** in AFE # 6160-28 Acquisition of Asmussen Lease and Workover

_____ **DO NOT ELECT** in AFE # 6160-28 Acquisition of Asmussen Lease and Workover

Signature indicates that Rockford Oil Corp. will participate in the above outlined AFE.

By: Kevin M Murphy

Print Name: Kevin M. Murphy

Company: Rockford Oil Corp.

Title: President / CEO.

Tax Identification Number: 45-4855224

Date: 5/14/12

Gross Working Interest: 20 %

Please complete this form as soon as possible and fax a copy to **316-462-0708** or scan and email a copy to agraham@lassoenergy.com:

Lasso Energy LLC
P.O. Box 465
Chase, Kansas 67524
Phone: 620-259-4000
Fax: 316-462-0708
E-Mail: agraham@lassoenergy.com

If you have any questions please call Alisha Graham at (620) 259-4000.

ELECTION BALLOT

Sanders Lease - Stafford County, Kansas

THIS FORM MUST BE COMPLETED AND RETURNED

LEASE NAME(S): Sanders Lease – NW/4 1-T25S-R14W
Stafford County, Kansas

The undersigned hereby makes the following election:

__✓__ **ELECT TO PARTICIPATE** in AFE # 6160-27 Acquisition of Sanders Lease and Facility Upgrade.

______ **DO NOT ELECT** in AFE # 6160-27 Acquisition of Sanders Lease and Facility Upgrade.

Signature indicates that Rockford Oil Corp. will participate in the above outlined AFE.

By: [signature] - CEO

Print Name: Kevin M. Murphy

Company: Rockford Oil Corp.

Title: President/CEO

Tax Identification Number: 45-4855224

Date: May 14/12

Gross Working Interest: 35%

Please complete this form as soon as possible and fax a copy to **316-462-0708** or scan and email a copy to agraham@lassoenergy.com:

Lasso Energy LLC
P.O. Box 465
Chase, Kansas 67524
Phone: 620-259-4000
Fax: 316-462-0708
E-Mail: agraham@lassoenergy.com

If you have any questions please call Alisha Graham at (620) 259-4000.